Exhibit 10.2

INTELLECTUAL PROPERTY PLEDGE AGREEMENT

THIS INTELLECTUAL PROPERTY PLEDGE AGREEMENT (this “Agreement”) is entered into on this 3rd day of March, 2020 by and between DASAN Networks, Inc. (the “Pledgee” or the “Lender”) and DASAN Network Solutions, Inc. (the “Pledgor” or the “Borrower”).

RECITALS

WHEREAS the Pledgor and the Pledgee have entered into a loan agreement dated March 3, 2020 (the “Loan Agreement”), the Pledgor is to enter into this Agreement with the Pledgee for the purpose of securing its obligations under the Loan Agreement

Section 1.  Purpose of this Agreement

The purpose of this Agreement is to set forth the terms and conditions of the pledge of the Pledgor’s interest in the intellectual property under Section 7 Clause 4 of the Loan Agreement.

Section 2.  Definitions

Unless otherwise provided herein, the following terms are used in this Agreement with the respective meanings ascribed to such terms below. Any term used herein without definition shall have the meaning assigned to such term in the Loan Agreement.

“Secured Obligations” means Borrower’s obligations towards the Lender under the Loan Agreement, including the obligation to repay the principal amount of the Loan, now owing or later arising.

Section 3.  Establishment of Pledge

For the purpose of securing the Secured Obligations under the Loan Agreement, the Pledgor pledges and grants a security interest in, assigns, transfers and delivers unto the Pledgee and assigns its interest in the intellectual property detailed in Appendix I hereto (hereinafter, the

“Collateral”) of which the Pledgor is the owner. The maximum amount of the Secured Obligations to be secured by the pledge shall be 43,300,000,000 KRW; provided, that this Agreement will take effect from the date that the pledge currently existing on the Collateral as of the date of this Agreement is released, which release shall be effected within 15 days of the Drawdown Date (as defined in the Loan Agreement).

Section 4.  Registration of Pledge

Immediately upon this Agreement taking effect, the Pledgor shall take all steps to register this pledge on the registry maintained by the Korea Intellectual Property Office and submit documentary evidence of such registration to the Pledgee.

Section 5.   Real Subrogation

(1)

Even prior to the Secured Obligations becoming due, in the event that any compensation or payment for licensing of the Collateral is received, the Pledgee may apply that amount to repayment of the Secured Obligations.

(2)	The Pledgor shall promptly provide all assistance necessary for the Pledgee to exercise its rights under paragraph (1) above when so requested by the Pledgee.
(3)	The Pledgor shall notify the Pledgee immediately upon receipt of any asset over which the Pledgee may exercise its rights under paragraph (1) above.

Section 6.  Notification

Upon becoming aware of any third party claims of nullification against all or a portion of the Collateral, the Pledgor will promptly provide notice to the Pledgee.

Section 7.  Enforcement

If the Secured Obligations must be performed as the Loan has become due or due to the occurrence of an Event of Default under the Loan Agreement, the Pledgee may enforce its rights hereunder in accordance with the Civil Execution Act.

Section 8.   Others

(1)

The Pledgor shall bear all expenses in relation to this Agreement, all expenses incurred by the Pledgee in connection with the exercise, protection or enforcement of the Pledgee’s rights and remedies, and all the expenses deemed similar to the abovementioned expenses.

(2)	This Agreement shall be separate from, and in addition to any other guaranty or security provided, or to be provided, by the Pledgor or the Share Pledgor to secure the Secured Obligations.
(3)

This Agreement shall be construed in accordance with the laws of the Republic of Korea.  The Seoul Central District Court in Seoul, Korea shall have exclusive jurisdiction as the competent court of the first instance to hear, settle, and/or determine any disputes which may arise between the Parties out of or in relation to or in connection with the Agreement.

(4)

Any provision of this Agreement which is prohibited or unenforceable under the laws applicable hereto shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or unenforceability of such provision.

(Remainder intentionally left blank; signature pages to follow)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

PLEDGEEDASAN NETWORKS, INC.

/s/ Min Woo Nam

Name : Min Woo Nam
Title : Representative Director

PLEDGORDASAN NETWORK SOLUTIONS, INC.

/s/ Deuk Yeon Won

Name : Deuk Yeon Won
Title : Representative Director

Appendix

List of Intellectual Property

No	Application No	Application date	Registration No	Registration date	Title	Inventor	Applicant/ Obligee
1	10-2000-0065418	2000.11.04	0459951	2004.11.25	Method and apparatus of server load balancing using MAC address translation	Yoon, Jeong-gu	Dasan Networks Inc Dasan Network Solutions, Inc
2	10-2000-0066267	2000.11.08	0456164	2004.10.29	method and apparatus of distributing IP addresses to the clients in DHCP system	Lee, Seung-dong	Dasan Networks Inc Dasan Network Solutions, Inc
3	10-2000-0067261	2000.11.13	0458986	2004.11.19	Method and apparatus of Digital Subscriber Line Access Multiplexer using IP addresses	Nam, Min-woo	Dasan Networks Inc Dasan Network Solutions, Inc
4	10-2001-0032601	2001.06.11	10-0378522	2003.03.19	Apparatus for securing of Network	Nam, Min-woo	Dasan Networks Inc Dasan Network Solutions, Inc
5	10-2001-0032600	2001.06.11	10-0379130	2003.03.26	Apparatus for wireless telecommunication	Nam, Min-woo	Dasan Networks Inc Dasan Network Solutions, Inc
6	10-2003-0025230	2003.04.21	10-0539163	2005.12.21	Network Equipment with traffic control facility	Shin, Dong-chul	Dasan Networks Inc Dasan Network Solutions, Inc
7	10-2007-0050946	2007.05.25	10-0885809	2009.02.20.	AN OPTICAL ETHERNET APPARATUS HAVING A REMOTE CONTROL	Lee, Jae-hyung, Lee, Won-shik	Dasan Networks Inc Dasan Network Solutions, Inc
8	10-2007-0050947	2007.05.25	10-0887927	2009.03.03	OPTICAL NETWORK TERMINAL HAVING A SELF DIAGNOSIS	Lee, Jae-hyung, Lee, Won-shik	Dasan Networks Inc Dasan Network Solutions, Inc
9	10-2007-0056771	2007.06.11	10-0906603	2009.07.01	Power providing apparatus with the ability of settling a moment power failure problem	Lee, Jae-hyung, Lee, Won-shik, Cho, Jae-bok	Dasan Networks Inc Dasan Network Solutions, Inc
10	10-2007-0071353	2007.07.16	10-0888398	2009.03.05	SYSTEM FOR A OPERATING PACKET DATA COMMUNICATION NETWORK	Lee, Jae-hyung, Lee, Won-shik	Dasan Networks Inc Dasan Network Solutions, Inc
11	10-2007-0077961	2007.08.03	10-0891288	2009.03.24	method and apparatus for avoiding allocation of duplicate IP address	Seo, Ju-yeon	Dasan Networks Inc Dasan Network Solutions, Inc
12	10-2007-0080811	2007.08.10	10-0914635	2009.08.24	OPTICAL LINE TERMINATION	Moon, Sang-chul, Lee, Ho-shin, Lee, Jae-hyung	Dasan Networks Inc Dasan Network Solutions, Inc
13	10-2007-0080808	2007.08.10	10-0883575	2009.02.06	static routing method and packet routing apparatus implementing the same method	Baek, Seong-woo	Dasan Networks Inc Dasan Network Solutions, Inc

14	10-2007-0086067	2007.08.27	10-0914665	2009.08.24	apparatus for optical line terminal and apparatus for optical network terminal	Moon, Sang-chul, Lee, Ho-shin, Lee, Jae-hyung, Ahn, Hyun-il	Dasan Networks Inc Dasan Network Solutions, Inc
15	10-2007-0086292	2007.08.27	10-0915317	2009.08.27	Optical Network Unit and Power control method for it's optical transceiver	Lee, Jae-hyung, , Lee, Ho-shin, Moon, Sang-chul, Lee, Byeong-chan	Dasan Networks Inc Dasan Network Solutions, Inc
16	10-2007-0086291	2007.08.27	10-0912019	2009.08.06	APPARATUS FOR SWITCHING DUPLICATE PATH IN FIBER OPTIC TELECOMMUNICATION SYSTEM	Han, Seo-ho	Dasan Networks Inc Dasan Network Solutions, Inc
17	10-2007-0087852	2007.08.30	10-0919256	2009.09.21	apparatus for having layer 3 switching function and network apparatus for having switching function	Lee, Kwang-hee	Dasan Networks Inc Dasan Network Solutions, Inc
18	10-2007-0087846	2007.08.30	10-0890354	2009.03.18	apparatus for managing forwarding table for layer 3 switching and algorithm for managing forwarding table	Lee, Kwang-hee	Dasan Networks Inc Dasan Network Solutions, Inc
19	10-2007-0089167	2007.09.03	10-0925678	2009.11.02	apparatus for optical line terminal and apparatus for optical network terminal	Lee, Jae-hyung,, Moon, Sang-chul Lee, Ho-shin	Dasan Networks Inc Dasan Network Solutions, Inc
20	10-2007-0090017	2007.09.05	10-0904160	2009.06.16	APPARATUS FOR PROTECTING BATTERY IN COMMUNICATION SYSTEM	Choi, Seong-wook	Dasan Networks Inc Dasan Network Solutions, Inc
21	10-2007-0098711	2007.10.01	10-0941118	2010.02.01	apparatus having layer 3 switching function	Lee, Seung-dong	Dasan Networks Inc Dasan Network Solutions, Inc
22	10-2007-0104757	2007.10.17	10-0901347	2009.06.01	Set Top Box and Multimedia contents service server had a function of dual looking and listening	Kim, Young-dong	Dasan Networks Inc Dasan Network Solutions, Inc
23	10-2007-0106022	2007.10.22	10-0946162	2010.03.02	server for Dynamic Host Configuration Protocol	Nam, Gyeong-wan	Dasan Networks Inc Dasan Network Solutions, Inc
24	10-2007-0106016	2007.10.22	10-0942719	2010.02.09	apparatus having Dynamic Host Configuration Protocol - Snooping function	Choi, Mi-ji	Dasan Networks Inc Dasan Network Solutions, Inc
25	10-2007-0106021	2007.10.22	10-0958283	2010.05.10	apparatus having Dynamic Host Configuration Protocol - Snooping function	Shin, Hyeon-jae	Dasan Networks Inc Dasan Network Solutions, Inc
26	10-2007-0109921	2007.10.31	10-0969816	2010.07.06	network apparatus for coping with disorder	Park, Gwang-hyeon, Lee,Seung-ho, Kim,Dong-woo	Dasan Networks Inc Dasan Network Solutions, Inc
27	10-2007-0118892	2007.11.21	10-0953510	2010.04.12	apparatus having function for managing restart information	Lee,Jong-guk	Dasan Networks Inc Dasan Network Solutions, Inc
28	10-2008-0015714	2008.02.21	10-0914256	2009.08.20	network terminal apparatus for IP TV service	Nam, Gyeong-wan	Dasan Networks Inc Dasan Network Solutions, Inc
29	10-2008-0026755	2008.03.24	10-0958803	2010.05.12	Jitter buffering apparatus and method thereof	Lee, Seung-dong	Dasan Networks Inc Dasan Network Solutions, Inc
30	10-2008-0029688	2008.03.31	10-0947759	2010.03.09	MALFUNCTION DETECTION APPARATUS AND MULTI-BOARD SYSTEM USING THE SAME	Lee,Jeong-woo, Bae,Chul-min	Dasan Networks Inc Dasan Network Solutions, Inc

31	10-2008-0031442	2008.04.04	10-0938576	2010.01.18	network apparatus	Choi, Seong-wook	Dasan Networks Inc Dasan Network Solutions, Inc
32	10-2008-0040000	2008.04.29	10-0929132	2009.11.23	Communication error processing apparatus and method for a subscriber's equipment on Passive Optical Network based on L3/L2 network	Ahn, Hyun-il	Dasan Networks Inc Dasan Network Solutions, Inc
33	10-2008-0041242	2008.05.02	10-0976446	2010.08.11	METHOD OF MANAGING MENU STRUCTURE ADAPTIVELY IN INTERNET TELEVISION BROADCASTING	Choi, Bo-gyeong	Dasan Networks Inc Dasan Network Solutions, Inc
34	10-2008-0049725	2008.05.28	10-0952875	2010.04.07	OPTICAL NETWORK UNIT	Moon, Sang-chul,	Dasan Networks Inc Dasan Network Solutions, Inc
35	10-2008-0049826	2008.05.28	10-0988498	2010.10.12	network terminal apparatus	Nam, Gyeong-wan	Dasan Networks Inc Dasan Network Solutions, Inc
36	10-2008-0058743	2008.06.23	10-0971092	2010.07.13	apparatus for Internet Group Management Protocol Proxy	Nam, Gyeong-wan	Dasan Networks Inc Dasan Network Solutions, Inc
37	10-2008-0062628	2008.06.30	10-0975018	2010.08.04	apparatus for Internet Group Management Protocol Proxy	Shin,Hyeon-jae	Dasan Networks Inc Dasan Network Solutions, Inc
38	10-2008-0074103	2008.07.29	10-0982907	2010.09.13	Optical Network Device and monitoring method thereof	Jeon,Chang-seob	Dasan Networks Inc Dasan Network Solutions, Inc
39	10-2008-0077335	2008.08.07	10-0986977	2010.10.05	network apparatus for preventing from port mis-connection	Lee,Bo-gil, Lee,Pil-shin	Dasan Networks Inc Dasan Network Solutions, Inc
40	10-2008-0080306	2008.08.18	10-0990634	2010.10.22	operating method for IPTV receiver	Park,Jong-hyeon	Dasan Networks Inc Dasan Network Solutions, Inc
41	10-2008-0080829	2008.08.19	10-0959834	2010.05.18	Network end apparatus and data processing method	Lee,Bo-gil	Dasan Networks Inc Dasan Network Solutions, Inc
42	10-2008-0088185	2008.09.08	10-0970367	2010.07.08	operating method for residential gateway	Kim,Tae-hoon	Dasan Networks Inc Dasan Network Solutions, Inc
43	10-2008-0088276	2008.09.08	10-0977399	2010.08.17	Method and apparatus of processing DHCP packet in dynamic IP address allocation for reducing network load	Park,Jong-hyeon	Dasan Networks Inc Dasan Network Solutions, Inc
44	10-2008-0093243	2008.09.23	10-0983222	2010.09.14	Method for providing a content data, method for receiving a content data and system for providing a content data	Kim,Tae-hoon, Lee,Dong-hun	Dasan Networks Inc Dasan Network Solutions, Inc
45	10-2008-0095957	2008.09.30	10-0994356	2010.11.09	Communication system and method	Jeon,Chang-seob	Dasan Networks Inc Dasan Network Solutions, Inc
46	10-2008-0106619	2008.10.29	10-0984633	2010.09.27	IPTV receiver and operating method for IPTV receiver	Lee,Dong-hun, Lee,Ho-jeong	Dasan Networks Inc Dasan Network Solutions, Inc
47	10-2008-0120446	2008.12.01	10-0992798	2010.11.02	apparatus for optical network terminal	Lee,Bo-gil	Dasan Networks Inc Dasan Network Solutions, Inc

48	10-2008-0128985	2008.12.18	10-1056030	2011.08.04	apparatus for Internet Group Management Protocol Proxy	Park,Jong-hyeon	Dasan Networks Inc Dasan Network Solutions, Inc
49	10-2009-0040332	2009.05.08	10-1021151	2011.03.03	METHOD AND APPARATUS FOR MANAGING NOS INSTALLED TO NETWORK DEVICE	Baek, Seong-woo	Dasan Networks Inc Dasan Network Solutions, Inc
50	10-2009-0040900	2009.05.11	10-1063162	2011.09.01	REMOTE CONTROL UNIT AND DATA FILE REPRODUCTION SYSTEM USING REMOTE CONTROL UNIT	Song,Min-chul	Dasan Networks Inc Dasan Network Solutions, Inc
51	10-2009-0092298	2009.09.29	10-1088630	2011.11.25	OPTICAL NETWORK TERMINAL AND METHOD FOR DETECTING ROGUE OPTICAL NETWORK TERMINAL	Na,Yu-shik,	Dasan Networks Inc Dasan Network Solutions, Inc
52	10-2009-0095557	2009.10.08	10-1089555	2011.11.29	Optical Line Termination, Optical Network Terminal and Passive Optical Network	Yoo,Seong-hun, Lee,Tae-san	Dasan Networks Inc Dasan Network Solutions, Inc
53	10-2010-0024734	2010.03.19	10-1113376	2012.02.01	SET TOP BOX, MOBILE TERMINAL AND METHOD FOR AUTHENTICATING SET TOP BOX	Kim,Gi-chul	Dasan Networks Inc Dasan Network Solutions, Inc
54	10-2010-0044507	2010.05.12	10-1091568	2011.12.02	OPTICAL COMMUNICATION APPARTUS, OPTICAL TRANSCEIVER PLACED IN OPTICAL COMMUNICATION APPARTUS AND METHOD TO CONTROL OPTICAL TRANSMISSION IN OPTICAL COMMUNICATION APPARTUS	Lee,Bo-gil	Dasan Networks Inc Dasan Network Solutions, Inc
55	10-2010-0058548	2010.06.21	10-1055163	2011.08.02	APPARATUS FOR ETHERNET SWITCH OF USING VARIOUS PHY CHIP	Kim,Seung-gyeong	Dasan Networks Inc Dasan Network Solutions, Inc
56	10-2010-0059651	2010.06.23	10-1106458	2012.01.10	Apparatus for optical module of ONU	Park,Geon-woo	Dasan Networks Inc Dasan Network Solutions, Inc
57	10-2010-0060787	2010.06.25	10-1048273	2011.07.05	Clock selection method for a lower level apparatus below an Optical Network Terminal of the Passive Optical Network	Bae,Chul-min	Dasan Networks Inc Dasan Network Solutions, Inc
58	10-2010-0098167	2010.10.08	10-1104626	2012.01.04	METHOD AND APPARATUS FOR SERCHING MANAGED OBJECT IN SIMPLE NETWORK MANAGEMENT PROTOCOL	Han il	Dasan Networks Inc Dasan Network Solutions, Inc
59	10-2010-0100154	2010.10.14	10-1106036	2012.01.09	MANAGEMENT METHOD AND APPARATUS OF ONT FOR PON	Lee,Bo-gil Na,Yu-shik	Dasan Networks Inc Dasan Network Solutions, Inc
60	10-2011-0009628	2011.01.31	10-1212448	2012.12.10	Virtual group Managing device for providing Electronic Program Guide for prefer broadcast channels to user	Park,Mi-sun	Dasan Networks Inc Dasan Network Solutions, Inc
61	10-2011-0035240	2011.04.15	10-1176798	2012.08.20	METHOD FOR CLOCK SYNCHRONIZATION BETWEEN SLAVE AND MASTER	Song,Min-hyeon	Dasan Networks Inc Dasan Network Solutions, Inc
62	10-2011-0117187	2011.11.10	10-1266371	2013.05.15	OPTICAL NETWORK TERMINAL AND METHOD FOR CONFIGURING DUAL OPTICAL NETWORK USING THE OPTICAL NETWORK TERMINAL	Yoon,Sang-hyeon	Dasan Networks Inc Dasan Network Solutions, Inc
63	10-2011-0119804	2011.11.16	10-1265044	2013.05.10	FLOW BASED QoS SUPPORTING APPARATUS IN DiffServ	Lee,Kwang-hee	Dasan Networks Inc Dasan Network Solutions, Inc
64	10-2012-0007849	2012.01.26	10-1339682	2013.12.04	INTELLIGENT ASSOCIATION BLOCKING BAND STEERING METHOD AND SYSTEM THEREOF	Kim,Yeon-gyeong	Dasan Networks Inc Dasan Network Solutions, Inc

65	10-2012-0011849	2012.02.06	10-1276077	2013.06.12	AP DESIGN SYSTEM FOR ACCESS MANAGEMENT MULTIPLE STATION, AND METHOD FOR ACCESS MANAGEMENT OF MULTIPLE STATION AP	Kang,Shin-soek	Dasan Networks Inc Dasan Network Solutions, Inc
66	10-2012-0012634	2012.02.08	10-1335306	2013.11.26	SYSTEM AND METHOD FOR SETTING NAT DHCP IP OF PLURAL TERMINAL IN AP	Lee,Sang-soo	Dasan Networks Inc Dasan Network Solutions, Inc
67	10-2012-0025752	2012.03.13	10-1323128	2013.10.23	APPARATUS AND METHOD OF TIME SYNCHRONIZATION BY AUTOMATICLLY CONTROLLING SENDING MESSAGE COUNT OF MASTER	Park,Geon-woo, Moon, Sang-chul,	Dasan Networks Inc Dasan Network Solutions, Inc
68	10-2012-0030696	2012.03.26	10-1318156	2013.10.08	METHOD FOR PROTECTION SWITCHING IN ETHERNET RING NETWORK	Shin, Dong-chul	Dasan Networks Inc Dasan Network Solutions, Inc
69	10-2012-0030697	2012.03.26	10-1361502	2014.02.05	APPARATUS FOR ETHERNET SWITCH	Lee, Byeong-chan	Dasan Networks Inc Dasan Network Solutions, Inc
70	10-2012-0053443	2012.05.21	10-1353384	2014.01.14	A Network Load Reduction Method Using CCM	Shin, Dong-chul	Dasan Networks Inc Dasan Network Solutions, Inc
71	10-2012-0060546	2012.06.05	10-1407271	2014.06.09	Duplex network system	Song,Young-ha	Dasan Networks Inc Dasan Network Solutions, Inc
72	10-2012-0117441	2012.10.22	10-1440271	2014.09.04	METHOD AND SYSTEM FOR PROCESSING PACKET	Lee, Seung-dong, Song,Young-ha	Dasan Networks Inc Dasan Network Solutions, Inc
73	10-2013-0008196	2013.01.24	10-1505810	2015.03.19	Phone terminal having two or more settlement scenarios	Lee,Geun-seok	Dasan Networks Inc Dasan Network Solutions, Inc
74	10-2013-0008195	2013.01.24	10-1542474	2015.07.31	VoIP terminal having a function of credit card settlement, settlement processing system using a VoIP terminal and settlement processing method using a VoIP terminal	Jeon,Byeong-guk	Dasan Networks Inc Dasan Network Solutions, Inc
75	10-2013-0015516	2013.02.13	10-1533223	2015.06.26	Content sale system	Kim,Jin-hee	Dasan Networks Inc Dasan Network Solutions, Inc
76	10-2013-0018181	2013.02.20	10-1446013	2014.09.24	Settlement processing system and method using a VoIP terminal	Lee,Geun-ho	Dasan Networks Inc Dasan Network Solutions, Inc
77	10-2013-0065930	2013.06.10	10-1456140	2014.10.23	DETERMINING METHOD FOR PACKET FLOW IN VLAN AND VLAN SYSTEM USING ENERGY SAVING FLOW	Lee,Sang-san	Dasan Networks Inc Dasan Network Solutions, Inc
78	10-2013-0140130	2013.11.18	10-1607077	2016.03.23	Wireless communication apparatus having a function of noise suppression	Lee,Min-ho Lee, Seung-dong,	Dasan Networks Inc Dasan Network Solutions, Inc
79	10-2014-0005707	2014.01.16	10-1536555	2015.07.08	Network switch with address configuration function of terminals	Park,Jae-sang Lee, Seung-dong,	Dasan Networks Inc Dasan Network Solutions, Inc
80	10-2014-0015676	2014.02.11	10-1536902	2015.07.09	Subscriber''s line open management system for optical network	Lee,Jeong-chan	Dasan Networks Inc Dasan Network Solutions, Inc

81	10-2014-0042586	2014.04.09	10-1586624	2016.01.13	Optical line terminal and time synchronization method in the optical line terminal	Moon, Sang-chul, Lee, Seung-dong,	Dasan Networks Inc Dasan Network Solutions, Inc
82	10-2014-0131733	2014.09.30	10-1588176	2016.01.19	Firmware upgrade system	Ham,Dae-hoon	Dasan Networks Inc Dasan Network Solutions, Inc
83	10-2014-0141039	2014.10.17	10-1627082	2016.05.30	Communication relay system	Ham,Dae-hoon	Dasan Networks Inc Dasan Network Solutions, Inc
84	10-2014-0145503	2014.10.24	10-1589011	2016.01.21	Passive Optical Network system for improving impossibility of communication by flooding and improving method for impossibility of communication by flooding thereof	Cho,Won-hyeong	Dasan Networks Inc Dasan Network Solutions, Inc
85	10-2014-0181673	2014.12.16	10-1712370	2017.02.27	Ethernet device and system for supporting error packet analysis	Lee,Min-ho	Dasan Networks Inc Dasan Network Solutions, Inc
86	10-2015-0036085	2015.03.16	10-1699218	2017.01.18	Wireless ad-hoc network system able to transmit power	Lee,Sang-jo	Dasan Networks Inc Dasan Network Solutions, Inc
87	10-2015-0041686	2015.03.25	10-1685892	2016.12.07	Virtual device network system	Lee,Seung-ho/ Lee/ Chang-geun	Dasan Networks Inc Dasan Network Solutions, Inc
88	10-2015-0053384	2015.04.15	10-1742951	2017.05.29	Network switch with MAC/IP assignment protocol	Lee,Min-ho /Kim,Bo-hyeon	Dasan Networks Inc Dasan Network Solutions, Inc
89	10-2015-0137837	2015.09.30	10-1697059	2017.01.11	Time synchronization method for Telecommunication Network	Lee, Seung-dong, Kim,Dong-woo, Moon, Sang-chul, Cho,Hee-seong, Kim,Bo-hyeon	Dasan Networks Inc Dasan Network Solutions, Inc
90	10-2016-0041422	2016.04.05	10-1828234	2018.02.06	Electronic Control Unit	Kim,Bo-hyeon	Dasan Networks Inc Dasan Network Solutions, Inc
91	10-2016-0062291	2016.05.20	10-1789022	2017.10.17	WiFi node in a car and WiFi connecting method thereof	Kim,Bo-hyeon	Dasan Networks Inc Dasan Network Solutions, Inc
92	10-2016-0117563	2016.09.12	10-1833894	2018.02.23	Time synchronization method for PON Network	Lee, Seung-dong,, , Kim,Dong-woo, Moon, Sang-chul,, Kim,Jin-ho	Dasan Network Solutions, Inc
93	10-2017-0071828	2017.06.08	10-1783593	2017.09.26	Optical Ethernet apparatus	Moon, Sang-chul,/ Lee, Byeong-chan	Dasan Networks Inc Dasan Network Solutions, Inc

Trade Mark Right List

No	Origin	Application No (Application date)	Registration No (Registration date)	Emblem	Type	Remark	Applicant
1	Republic of Korea	40-2018-0008477 (2018.01.18)	40-1410780 (2018.10.26)		Trade Mark	제09류

OTT set-top box, TV set-top box, IPTV set-top box, IP router, Broad Network router, switch router, Network router, wireless tele-communication devices (router), computer-networking hub/switch and router, wireless AP, wireless LAN AP, optical network, network control devices, data-transmitting network, communication network, home-network devices, set-top box, smart set-top box, digital set-top box for satellite broadcasting, network management server

Dasan Network Solutions, Inc